                            COMMON STOCK PURCHASE AGREEMENT

                       2,373,418 SHARES OF CLASS A COMMON STOCK

                                          OF

                     APARTMENT INVESTMENT AND MANAGEMENT COMPANY

                                  TABLE OF CONTENTS
                                                                           PAGE
                                                                           ----

I.     PURCHASE AND SALE OF STOCK. . . . . . . . . . . . . . . . . . . . . .1

       1.1    Issuance and Sale of Common Stock. . . . . . . . . . . . . . .1

       1.2    Closing. . . . . . . . . . . . . . . . . . . . . . . . . . . .1

II.    REPRESENTATIONS AND WARRANTIES OF THE COMPANY.. . . . . . . . . . . .2

       2.1    Registration of Common Stock.. . . . . . . . . . . . . . . . .2

       2.2    Organization, Good Standing and Qualification. . . . . . . . .3

       2.3    Capitalization.. . . . . . . . . . . . . . . . . . . . . . . .4

       2.4    Authorization; Enforcement.. . . . . . . . . . . . . . . . . .5

       2.5    Valid Issuance of Shares.. . . . . . . . . . . . . . . . . . .6

       2.6    Compliance with Other Instruments. . . . . . . . . . . . . . .6

       2.7    SEC Documents; Financial Statements; Other Information.. . . .6

       2.8    Litigation.. . . . . . . . . . . . . . . . . . . . . . . . . .7

       2.9    Title to Properties; Leasehold Interests.. . . . . . . . . . .7

       2.10   Environmental Compliance.. . . . . . . . . . . . . . . . . . .8

       2.11   Taxes. . . . . . . . . . . . . . . . . . . . . . . . . . . . .9

       2.12   Key Employees. . . . . . . . . . . . . . . . . . . . . . . . .9

       2.13   Legal Compliance.. . . . . . . . . . . . . . . . . . . . . . .9

       2.14   Accountants. . . . . . . . . . . . . . . . . . . . . . . . . .9

       2.15   Insurance. . . . . . . . . . . . . . . . . . . . . . . . . . .9

       2.16   Operating Partnership. . . . . . . . . . . . . . . . . . . . 10

       2.17   Registration Rights. . . . . . . . . . . . . . . . . . . . . 10

       2.18   Investment Company.. . . . . . . . . . . . . . . . . . . . . 10

       2.19   Cuba.. . . . . . . . . . . . . . . . . . . . . . . . . . . . 10

III.   REPRESENTATIONS AND WARRANTIES OF THE INVESTOR. . . . . . . . . . . 10

       3.1    Authorization; Enforcement.. . . . . . . . . . . . . . . . . 10

       3.2    Pro Forma Financial Statements.. . . . . . . . . . . . . . . 11

IV.    CONDITIONS OF THE INVESTOR'S OBLIGATIONS AT CLOSING.. . . . . . . . 11

       4.1    Representations and Warranties.. . . . . . . . . . . . . . . 11

       4.2    Performance. . . . . . . . . . . . . . . . . . . . . . . . . 12

       4.3    Compliance Certificate.. . . . . . . . . . . . . . . . . . . 12

       4.4    Opinion of Company Counsel.. . . . . . . . . . . . . . . . . 12

       4.5    NYSE Listing.. . . . . . . . . . . . . . . . . . . . . . . . 12

       4.6    Opinion as to REIT Status. . . . . . . . . . . . . . . . . . 12

       4.7    No Material Change.. . . . . . . . . . . . . . . . . . . . . 12

       4.8    No Stop Order. . . . . . . . . . . . . . . . . . . . . . . . 12

       4.9    Registration Rights Agreement. . . . . . . . . . . . . . . . 13

V.     COVENANTS.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . 13

       5.1    REIT Status. . . . . . . . . . . . . . . . . . . . . . . . . 13

       5.2    Stop Orders. . . . . . . . . . . . . . . . . . . . . . . . . 13

       5.3    Use of Proceeds. . . . . . . . . . . . . . . . . . . . . . . 13

       5.4    Confidentiality. . . . . . . . . . . . . . . . . . . . . . . 13

       5.5    Future Offerings.. . . . . . . . . . . . . . . . . . . . . . 14

       5.6    Action by Board of Directors.. . . . . . . . . . . . . . . . 14

VI.    MISCELLANEOUS.. . . . . . . . . . . . . . . . . . . . . . . . . . . 14

       6.1    Survival of Warranties.. . . . . . . . . . . . . . . . . . . 14

       6.2    Successors and Assigns.. . . . . . . . . . . . . . . . . . . 14

       6.3    Governing Law. . . . . . . . . . . . . . . . . . . . . . . . 15

       6.4    Counterparts.. . . . . . . . . . . . . . . . . . . . . . . . 15

       6.5    Titles and Subtitles.. . . . . . . . . . . . . . . . . . . . 15

       6.6    Notices. . . . . . . . . . . . . . . . . . . . . . . . . . . 15

       6.7    No Finders' Fees.. . . . . . . . . . . . . . . . . . . . . . 16

       6.8    Expenses.. . . . . . . . . . . . . . . . . . . . . . . . . . 16

       6.9    Amendments and Waivers.. . . . . . . . . . . . . . . . . . . 16

       6.10   Severability.. . . . . . . . . . . . . . . . . . . . . . . . 17

       6.11   Entire Agreement.. . . . . . . . . . . . . . . . . . . . . . 17

                           COMMON STOCK PURCHASE AGREEMENT


         This COMMON STOCK PURCHASE AGREEMENT (this "Agreement") is made as of the 26th day of August, 1997 by and between Apartment Investment and Management Company, a Maryland corporation (the "Company"), and ABKB/LaSalle Securities Limited Partnership, a registered investment adviser (the "Investor"), as agent for and for the benefit of the clients listed on Exhibit A hereto (each a "Pecuniary Owner," and collectively, the "Pecuniary Owners"). Exhibit A shall be provided by the Investor to the Company at least two (2) business days prior to the Closing (as defined below).


                         THE PARTIES HEREBY AGREE AS FOLLOWS:

I.  PURCHASE AND SALE OF STOCK.

    1.1  ISSUANCE AND SALE OF COMMON STOCK

         (a) Subject to the terms and conditions of this Agreement, the Investor agrees to purchase at the Closing (as defined below), and the Company agrees to issue and sell to the Investor at the Closing, 2,373,418 shares (the "Shares") of the Company's Class A Common Stock, par value $.01 per share (the "Common Stock") at a price of $31.60 per share for an aggregate price (the "Issue Price") of Seventy-Five Million Eight Dollars and Eighty Cents ($75,000,008.80).

    1.2 CLOSING.

         At the closing of the transactions contemplated by this Agreement (the "Closing"), the Investor shall deliver to the Company a cashier's or certified check or wire transfer payable to the Company's order for the Issue Price against delivery by the Company to the Issuer of certificates representing the shares of Common Stock to be sold to the Investor hereunder in the names and denominations set forth in written instructions from the Investor to the Company provided at least two (2) business days prior to the Closing. The date for Closing (the "Closing Date") shall be as soon as practicable after September 8, 1997 following written notice from the Company that all of the conditions set forth in Section 4 of this Agreement have been fulfilled, but in no event later than September 12, 1997. Either party may terminate this Agreement if closing does not occur on or before September 12, 1997, so long as there has been no breach of this Agreement by the party seeking to terminate this Agreement.

II. REPRESENTATIONS AND WARRANTIES OF THE COMPANY.

    The Company hereby makes the representations and warranties set forth below to the Investor and the Pecuniary Owners.

    2.1  REGISTRATION OF COMMON STOCK.

         (a) A registration statement on Form S-3 (File No. 333-26415) with respect to the Common Stock has been prepared by the Company in conformity with the requirements of the Securities Act of 1933, as amended, and the rules and regulations (the "Rules and Regulations") of the Securities and Exchange Commission (the "Commission") thereunder and has been filed with the Commission under the Act. The Company has complied with the conditions for the use of Form S-3. Copies of such registration statement, including any amendments thereto and the exhibits, financial statements and schedules, as finally amended and revised, have heretofore been delivered by the Company to the Investor. Such registration statement, herein referred to as the "Registration Statement," has been declared effective by the Commission under the Act and no post-effective amendment to the Registration Statement has been filed as of the date of this Agreement. The prospectus constituting a part of the Registration Statement and the prospectus supplement relating to the offering of the Common Stock hereunder (the "Prospectus Supplement"), including all documents incorporated by reference therein (the "Incorporated Documents"), as from time to time amended or supplemented pursuant to the Act, the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise, are collectively referred to herein as the "Prospectus." Any reference herein to the Registration Statement, any Prospectus or the Prospectus Supplement shall be deemed to refer to and include the documents incorporated by reference therein, as of the date of such Registration Statement, Prospectus or Prospectus Supplement, as the case may be, and, in the case of any reference herein to any Prospectus or Prospectus Supplement, also shall be deemed to include any documents incorporated by reference therein, and any supplements or amendments relating to the Common Stock being issued and sold pursuant hereto, filed with the Commission after the date of filing of the Prospectus under Rule 424(b), and prior to the Closing Date.

         (b) The Commission has not issued an order preventing or suspending the use of any Prospectus relating to the proposed offering of the Common Stock nor instituted proceedings for that purpose. The Registration Statement and the Prospectus and any amendments or supplements thereto comply, or will comply, in all material respects with the requirements of the Act and the Rules and Regulations. The documents incorporated by reference in the Prospectus, at the time they were filed or will be filed with the Commission, complied or will comply at the time of filing, in all material respects to the requirements of the Exchange Act or the Act, as applicable, and the Rules and Regulations of the Commission thereunder. Neither the Registration Statement nor any amendment thereto, and neither the Prospectus nor any supplement thereto, including any documents incorporated by reference therein, contains or will contain, as the case may be, any untrue statement of a material fact or omits or will omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

         (c) Except as may be disclosed in or contemplated by the Registration Statement or the Incorporated Documents, since the respective dates as of which information is given in the Registration Statement, as it may be amended or supplemented, there has not been any material adverse change or any development involving a prospective material adverse change in or affecting the condition, financial or otherwise, of the Company or the earnings, business affairs, management or business prospects of the Company, whether or not occurring in the ordinary course of business, and there has not been any material transaction entered into by the Company other than transactions in the ordinary course of business and changes and transactions contemplated by the Registration Statement, as it may be amended or supplemented. The Company has no material contingent obligations which are not disclosed in the Registration Statement, as it may be amended or supplemented.

    2.2  ORGANIZATION, GOOD STANDING AND QUALIFICATION.

         (a) The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of Maryland with full corporate power and authority to own its properties and conduct its business as now being conducted, and has been duly qualified as a foreign corporation for the conduct of business and is in good standing under the laws of each other jurisdiction in which it owns or leases properties, or conducts any business so as to require such qualification, and where the failure to be so qualified in any such jurisdiction would cause a Material Adverse Effect. "Material Adverse Effect" means any material adverse effect on the operations, assets, business, properties or financial condition of the Company and its subsidiaries, taken as a whole.

         (b) Each "significant subsidiary" (as such term is defined in Rule 1-02 of Regulation S-X) of the Company (each a "Subsidiary," and collectively, the "Subsidiaries") is listed on Schedule 2.2 hereto. Each Subsidiary is a corporation, limited partnership, limited liability company or trust, as the case may be, duly organized or formed and validly existing and in good standing under the laws of its jurisdiction of incorporation or formation. Each Subsidiary has the power and authority (corporate and other) to conduct its businesses as now being conducted, and each Subsidiary has been duly qualified as a foreign corporation for the conduct of business and is in good standing under the laws of each other jurisdiction in which it owns or leases properties, or conducts any business, so as to require such qualification, and where the failure to be so qualified in any such jurisdiction would cause a Material Adverse Effect. All of the outstanding capital stock, partnership interests, limited liability company membership interests or trust beneficial interests, as the case may be, issued by the Subsidiaries or created by agreements to which the Subsidiaries are parties (i) have been duly and validly issued or created (and in the case of capital stock are fully paid and nonassessable) and (ii) are owned or held, directly or indirectly by the Company free and clear of any security interest, lien, adverse claim, equity or other encumbrance (each of the foregoing, a "Lien") except for such Liens as (A) are described in the Registration Statement or the Prospectus or (B) would not have a Material Adverse Effect.

    2.3  CAPITALIZATION.

         (a) The authorized capital stock (the "Capital Stock") of the Company consists of:

              (i) PREFERRED STOCK. 9,250,000 shares currently classified as Preferred Stock, par value $.01 (the "Preferred Stock"), of which no shares are issued and outstanding.

              (ii) CLASS B CUMULATIVE CONVERTIBLE PREFERRED STOCK. 750,000 shares currently classified as Class B Cumulative Convertible Preferred Stock, par value $.01 (the Class B Preferred Stock"), all of which are issued and outstanding. All of such shares have been duly authorized and validly issued and are fully paid and nonassessable.

            (iii) CLASS A COMMON STOCK. 150 million shares currently classified as Class A Common Stock, par value $.01 (the "Class A Common Stock"), of which 25,553,554 shares are issued and outstanding and 7,088,986 shares are reserved for issuance pursuant to options and other securities. All of such outstanding shares have been duly authorized and validly issued and are fully paid and nonassessable.

              (iv) CLASS B COMMON STOCK. 425,000 shares currently classified as Class B Common Stock, par value $.01 (the "Class B Common Stock"), of which 325,000 shares are issued and outstanding. All of such outstanding shares have been duly authorized and validly issued and are fully paid and nonassessable.

         (b) No shares of Capital Stock are entitled to preemptive rights. Except as disclosed in the SEC Documents (as defined below) or in this Agreement, there are no outstanding options, warrants, scrip, rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities or rights convertible into, any shares of capital stock of the Company or any of its subsidiaries, or contracts, commitments, understandings or arrangements by which the Company or any Subsidiary is or may become bound to issue additional shares of capital stock of the Company or any Subsidiary. The Company has furnished to the Investor true and correct copies of the Company's Articles of Incorporation, as amended as of the date hereof (the "Charter") and the Company's Bylaws, as in effect on the date hereof (the "Bylaws").

         (c) Except as disclosed in or contemplated by the Registration Statement or the Incorporated Documents or as otherwise disclosed in writing to the Investor, the Company has no obligation (contingent or other) to purchase, redeem or otherwise acquire any of its capital stock or any interest therein or to pay any dividend or make any other distribution in respect thereof, other than as required by the Real Estate Investment Trust provisions of the Internal Revenue Code.

         (d) Except as disclosed in or contemplated by the Registration Statement or the Incorporated Documents or as otherwise disclosed in writing to the Investor, the Company has no knowledge of any voting agreements, voting trusts, stockholders' agreements, proxies or other agreements or understandings that are currently in effect or that are currently contemplated with respect to the voting of any capital stock of the Company.

         (e) All of the outstanding securities of the Company were issued in compliance with all applicable federal and state securities laws, except for such noncompliance as would not reasonably be expected to result in a Material Adverse Effect.

    2.4  AUTHORIZATION; ENFORCEMENT.

         (a) The Company has the requisite corporate power and authority to enter into and perform this Agreement and to issue the Shares in accordance with the terms hereof.

         (b) The execution and delivery of this Agreement by the Company and the consummation by it of the transactions contemplated hereby have been duly authorized by the Company's Board of Directors and no further consent or authorization of the Company or its Board of Directors or stockholders is required.

         (c) This Agreement has been duly executed and delivered by the Company and constitutes the legal, valid and binding obligation of the Company enforceable in accordance with its terms, except (i) as limited by applicable bankruptcy, insolvency, reorganization, moratorium, and other laws of general application affecting enforcement of creditors' rights generally, and (ii) as limited by laws relating to the availability of specific performance, injunctive relief, or other equitable remedies.

    2.5  VALID ISSUANCE OF SHARES.

         The Common Stock which is being purchased by the Investor hereunder, when issued, sold and delivered in accordance with the terms hereof for the consideration expressed herein, will be duly and validly issued, fully paid and nonassessable and will be issued in compliance with all applicable federal and state laws and stock exchange requirements.

    2.6  COMPLIANCE WITH OTHER INSTRUMENTS.

         The execution, delivery and performance of this Agreement by the Company and the consummation by the Company of the transactions contemplated hereby do not (i) result in a violation of the Charter or Bylaws (other than a violation of the Ownership Limit (as defined in the Charter) as a result of the ownership of the Investor or its affiliates of other securities of the Company) or (ii) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which the Company or any of its subsidiaries is a party, or result in a violation of any law, rule, regulation, order, judgment or decree applicable to the Company, any of its subsidiaries or by which any property or asset of the Company or any of its subsidiaries is bound or affected (except for such conflicts, defaults, terminations, amendments, accelerations, cancellations and violations as would not, individually or in the aggregate, have a Material Adverse Effect or materially impair the Company's ability to perform its obligations under the Agreements). The Company is not required to obtain any consent, authorization or order of, or make any filing or registration with, any court or governmental agency in order for it to execute, deliver or perform any of its obligations under the Agreements or issue and sell the Shares in accordance with the terms hereof, except such as have been or will be obtained prior to the Closing.

    2.7  SEC DOCUMENTS; FINANCIAL STATEMENTS; OTHER INFORMATION.

         (a) Since January 1, 1997, the Company has timely filed all reports, schedules, forms, statements and other documents required to be filed by it with the Commission pursuant to the reporting requirements of Section 13 of the Exchange Act (all of the foregoing filed prior to the date hereof being hereinafter referred to as the "SEC Documents"). As of their respective dates, the SEC Documents complied in all material respects with the requirements of the Exchange Act and the rules and regulations of the Commission promulgated thereunder applicable to such SEC Documents, and none of the SEC Documents (when read together with all exhibits included therein and financial statement schedules thereto and documents (other than exhibits) incorporated by reference) contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances in which they were made, not misleading. The financial statements, together with related schedules and notes, of the Company and of the properties acquired by the Company included or incorporated by reference in the Registration Statement and the Prospectus (and any amendment or supplement thereto), present fairly (i) the consolidated financial position, results of operations and changes in financial position of the Company and the Subsidiaries and (ii) the combined revenues and expenses of the properties acquired by the Company, as the case may be, on the basis stated in the Registration Statement at the respective dates or for the respective periods to which they apply; such statements and related schedules and notes have been prepared in accordance with generally accepted accounting principles consistently applied throughout the periods involved, except as disclosed therein; and the other financial and statistical information and data included or incorporated by reference in the Registration Statement and the Prospectus (and any amendment or supplement thereto) are accurately presented and prepared on a basis consistent with such financial statements and the books and records
(i) of the Company and the Subsidiaries and (ii) the properties acquired by the Company, as the case may be.

         (b) Since January 1, 1997, (i) the business of the Company has been conducted in the ordinary course and (ii) there has been no Material Adverse Effect on the Company and its subsidiaries taken as a whole, except, in each case, as disclosed in or contemplated by the Registration Statement or the Incorporated Documents or as disclosed in writing to the Investor.

    2.8  LITIGATION.

         There is no action, suit, proceeding, investigation or claim pending against the Company or, to the knowledge of the Company, threatened against the Company in law, equity or otherwise before any federal, state, municipal or local court, administrative agency, commission, board, bureau, instrumentality or arbitrator which either (a) questions the validity of this Agreement or the Shares or any action taken or to be taken pursuant hereto or thereto, or (b) may adversely affect the right, title or interest of the Investor to the Shares or
(c) would reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect.

    2.9  TITLE TO PROPERTIES; LEASEHOLD INTERESTS.

         (a) Except as set forth in the Registration Statement and Prospectus, the Company and its subsidiaries have good and marketable title to all property described in the Registration Statement and Prospectus as owned by them which is material to the business of the Company and its subsidiaries and (b) any real property and buildings described in the Registration Statement and Prospectus as held under lease by the

Company and its subsidiaries are held under valid, subsisting and enforceable leases with such exceptions as are not material and do not interfere with the use made and proposed to be made of such property and buildings by the Company and its subsidiaries, in each case except as described in the Registration Statement and the Prospectus or as would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect. Each lease or agreement to which the Company is a party under which it is the lessee of any property, real or personal, is a valid and subsisting agreement without any material default of the Company thereunder and, to the best of the Company's knowledge, without any material default thereunder of any other party thereto, except for such defaults that would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect. No event has occurred and is continuing which, with due notice or lapse of time or both, would constitute a default or event of default by the Company under any such lease or agreement or, to the best of the Company's knowledge, by any party thereto, except for such defaults that would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect.

    2.10 ENVIRONMENTAL COMPLIANCE.

         (a) The Company and each Subsidiary (i) is in compliance with all applicable federal, state and local laws and regulations relating to the protection of human health and safety, the environment or hazardous or toxic substances or wastes, pollutants or contaminants (the "Environmental Laws"),
(ii) has received all permits, licenses or other approvals required of them under applicable Environmental Laws to conduct their respective businesses and
(iii) is in compliance with all terms and conditions of any such permit, license or approval, except, with respect to clauses (i), (ii) and (iii) above, where such noncompliance with Environmental Laws, failure to receive required permits, licenses or other approvals or failure to comply with the terms and conditions of such permits, licenses or approvals are otherwise disclosed in the Prospectus or would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

         (b) There are no costs or liabilities associated with Environmental Laws (including, without limitation, any capital or operating expenditures required for clean-up, closure of properties or compliance with Environmental Laws or any permit, license or approval, any related constraints on operating activities and any potential liabilities to third parties or in connection with off-site disposal of hazardous substances) that would, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

    2.11 TAXES.

         The Company and each of the Subsidiaries have filed all federal and state tax returns required to be filed and have paid all taxes shown thereon as due and there is no tax deficiency that has been, or to the knowledge of the Company, is threatened to be, asserted that could reasonably be expected to have a Material Adverse Effect.

    2.12 KEY EMPLOYEES.

         The Company does not have any knowledge as to any intentions of any key employee or any group of employees currently employed by the Company to leave the employ of the Company.

    2.13 LEGAL COMPLIANCE.

         (a) The Company has complied with all applicable laws, rules, regulations, orders, licenses, judgments, writs, injunctions, decrees or demands, except to the extent that failure to comply would not reasonably be expected to have a Material Adverse Effect.

         (b) There are no adverse orders, judgments, writs, injunctions, decrees or demands of any court or administrative body, domestic or foreign, or of any other governmental agency or instrumentality, domestic or foreign, outstanding against the Company which would reasonably be expected to result in a Material Adverse Effect.

    2.14 ACCOUNTANTS.

         Ernst & Young LLP, who have certified the financial statements included or incorporated by reference in the Registration Statement and the Prospectus (or any amendment or supplement thereto) are independent public accountants with respect to the Company as required by the Act.

    2.15 INSURANCE.

         The Company and the Subsidiaries self insure or maintain insurance with insurers of recognized financial responsibility against losses and risks and in such amounts as are generally deemed adequate for their respective businesses and consistent with coverage maintained by similar companies in the businesses in which they are engaged; and neither the Company nor any Subsidiary has any reason to believe that it will not be able to renew the coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business at a cost that would not have a Material Adverse Effect.

    2.16 OPERATING PARTNERSHIP.

         As of July 31, 1997, the Company indirectly owned an aggregate of approximately 87% of the partnership interests in AIMCO Properties, L.P., a Delaware limited partnership (the "Operating Partnership"). Such partnership interests are free and clear of all Liens. A wholly-owned subsidiary of the Company is the sole general partner of the Operating Partnership.

    2.17 REGISTRATION RIGHTS.

         No holder of any security of the Company or the Operating Partnership has any unwaived right to require registration of shares of Capital Stock or any other security of the Company or limited partnership units in the Operating Partnership (the "OP Units") because of the filing of the Registration Statement or the consummation of the transactions contemplated by this Agreement

    2.18 INVESTMENT COMPANY.

         The Company and the Subsidiaries are not now, and after the sale of the Common Stock to be sold hereunder and application of the net proceeds from such sale as described in the Prospectus Supplement under the caption "Use of Proceeds," none of them will be, an "investment company" or an "entity controlled by an "investment company" as such terms are defined in the Investment Company Act of 1940, as amended.

    2.19 CUBA.

         The Company has complied with all provisions of Florida Statutes
Section 517.075, relating to issuers doing business with Cuba.


III.     REPRESENTATIONS AND WARRANTIES OF THE INVESTOR.

    The Investor hereby makes the representations and warranties set forth below to the Company.

    3.1  AUTHORIZATION; ENFORCEMENT.

         (a) The Investor has the requisite power and authority to enter into and perform this Agreement and to consummate the transactions contemplated hereby.

         (b) The execution and delivery of this Agreement by the Investor and the consummation by it of the transactions contemplated hereby have been duly authorized by the Investor and no further consent or authorization is required.

         (c) This Agreement has been duly executed and delivered by the Investor and constitutes the legal, valid and binding obligation of the Investor enforceable in accordance with its terms, except (i) as limited by applicable bankruptcy, insolvency, reorganization, moratorium, and other laws of general application affecting enforcement of creditors' rights generally, and (ii) as limited by laws relating to the availability of specific performance, injunctive relief, or other equitable remedies.

    3.2  PRO FORMA FINANCIAL STATEMENTS.

         The Investor (a) acknowledges that it has received and reviewed copies of (i) the Company's Current Report on Form 8-K/A, dated August 14, 1997, containing certain pro forma financial information (the "Pro Formas") and (ii) the letter from the Staff of the Commission with respect to certain comments on, among other things, the Pro Formas, (b) has had an opportunity to discuss any questions it or its advisors may have with respect to the Pro Formas and other matters with the Company and its accountants and (c) understands that the Pro Formas are subject to change as a result of the ongoing review thereof by the Staff of the Commission in connection with its review of the preliminary proxy material filed by the Company relating to the proposed transaction with NHP Incorporated.


IV. CONDITIONS OF THE INVESTOR'S OBLIGATIONS AT CLOSING.

    The obligations of the Investor at the Closing under subsection 1.1 of this Agreement are subject to the fulfillment on or before the Closing of each of the following conditions:

    4.1  REPRESENTATIONS AND WARRANTIES.

         The representations and warranties of the Company contained in Section 2 shall be true in all material respects on and as of the Closing with the same effect as though such representations and warranties had been made on and as of the date of such Closing.

    4.2  PERFORMANCE.

         The Company shall have performed and complied in all material respects with all agreements, obligations and conditions contained in this Agreement that are required to be performed or complied with by it on or before the Closing.

    4.3  COMPLIANCE CERTIFICATE.

         The Chairman of the Company shall have delivered to the Investor at the Closing a certificate certifying that the conditions specified in Sections 4.1, 4.2 and 4.10 have been fulfilled.

    4.4  OPINION OF COMPANY COUNSEL.

         The Investor shall have received on the Closing date the opinion of the Company's counsel, Skadden, Arps, Slate, Meagher & Flom LLP, and special Maryland counsel dated as of the Closing, substantially in the form attached hereto as Schedule 4.4.

    4.5  NYSE Listing.

         The shares of Common Stock being purchased hereunder shall have been approved for listing on the NYSE upon official notice of issuance.

    4.6  OPINION AS TO REIT STATUS.

         (a) At or before the Closing, the Investor and the Pecuniary Owners shall have received from Skadden, Arps, Slate, Meagher & Flom LLP, counsel for the Company (or such other counsel as shall be reasonably acceptable to the Investor and the Pecuniary Owners), an opinion that the Company should be classified as a "real estate investment trust" under Section 856 of the Internal Revenue Code of 1986, as amended (after giving effect to the investment contemplated by this Agreement).

    4.7  NO MATERIAL CHANGE.

         No event or change of circumstances shall have occurred and be continuing at the Closing which, in the reasonable opinion of the Investor, is likely to have a Material Adverse Effect.

    4.8  NO STOP ORDER.

         No stop order suspending the effectiveness of the Registration Statement, as amended from time to time, shall have been issued and no proceedings for that purpose shall have been taken or, to the knowledge of the Company, shall be contemplated by the Commission.

    4.9  REGISTRATION RIGHTS AGREEMENT.

         The Company and the Investor shall have entered into the Registration Rights Agreement in the form attached hereto as Exhibit B.


V.  COVENANTS.

    5.1  REIT STATUS.

         The Company will use its best efforts to operate in a manner which will not cause it to be classified other than as a "real estate investment trust" under Section 856 of the Internal Revenue Code of 1986, as amended (after giving effect to the investment contemplated by this Agreement).

    5.2  STOP ORDERS.

         The Company will promptly advise the Investor in writing of (i) any request by the Commission for amendment of or a supplement to the registration Statement or the Prospectus, and (ii) any issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or of the suspension of qualification of the Common Stock for offering or sale in any jurisdiction or the initiation of any proceeding for such purpose. If at any time the Commission shall issue a stop order suspending the effectiveness of the Registration Statement, the Company will use its best efforts to obtain the withdrawal of such order as soon as possible.

    5.3  USE OF PROCEEDS.

         The Company will apply the net proceeds received hereunder substantially in accordance with the description set forth under the caption "Use of Proceeds" in the Prospectus Supplement.

    5.4  CONFIDENTIALITY.

         Until the filing by the Company of a current report on Form 8-K with respect to this Agreement, (a) the parties to this Agreement will not disclose to any other party any information about this Agreement, the transactions contemplated hereby, and the parties hereto except as required by law or the rules of the New York Stock Exchange, or with the prior written consent of the other party and (b) any public announcement of the commitment of the Investor or the Pecuniary Owners hereunder must be approved by the Investor.

    5.5  FUTURE OFFERINGS.

         Until the first anniversary of the Closing date, the Company will give prior written notice to the Investor of potential underwritten public offerings of the Capital Stock or any other equity security of the Company (an "Offering"). The Company will use its reasonable efforts to allow the Investor to participate in an Offering in order to allow the Investor to maintain its percentage equity interest in the Company.

    5.6  ACTION BY BOARD OF DIRECTORS.

         In the event that the beneficial ownership of the Investor or the Pecuniary Owners exceeds the Ownership Limit (as defined in the Charter) as a result of the beneficial ownership of shares of Common Stock purchased pursuant to this Agreement, the Board of Directors of the Company shall adopt a resolution waiving the application of the Ownership Limit to the Investor and the Pecuniary Owners to the extent permitted by the Charter.


VI. MISCELLANEOUS.

    6.1  SURVIVAL OF WARRANTIES.

         The warranties, representations and covenants of the Company and the Investor contained in or made pursuant to this Agreement shall survive the execution and delivery of this Agreement and the Closing (except that the representations and warranties contained in Sections 2 (other than Sections 2.3 and 2.4) hereof shall survive for a period of three years), and shall in no way be affected by any investigation of the subject matter thereof made by or on behalf of the Investor or the Company.

    6.2  SUCCESSORS AND ASSIGNS.

         Except as otherwise provided herein, the terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors and assigns of the parties hereto, including the Pecuniary Owners. Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto and the Pecuniary Owners or their respective successors and assigns any rights, remedies, obligations, or liabilities under or by reason of this Agreement. Notwithstanding the foregoing, the Investor shall have the right to allocate a portion of the Shares to its affiliate, LaSalle Advisors Limited Partnership, a registered investment adviser ("LaSalle"), on behalf of certain clients of LaSalle listed on Exhibit A hereto (the "LaSalle Clients"). References herein to "Investor" and "Pecuniary Owner" shall be deemed to include LaSalle and the LaSalle Clients, respectively.

    6.3  GOVERNING LAW.

         This Agreement shall be governed by and construed under the internal laws of the State of Maryland.

    6.4  COUNTERPARTS.

         This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

    6.5  TITLES AND SUBTITLES.

         The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

    6.6  NOTICES.

         Unless otherwise provided, any notice required or permitted under this Agreement shall be given in writing and shall be deemed effectively given (a) upon personal delivery to the party to be notified, (b) on the fifth business day after deposit with the United States Post Office, by registered or certified mail, postage prepaid, (c) on the next business day after dispatch via nationally recognized overnight courier or (d) upon confirmation of transmission by facsimile, all addressed to the party to be notified at the address indicated for such party on the signature page hereof, or at such other address as such party may designate by ten (10) days' advance written notice to the other parties. Notices should be provided in accordance with this Section at the following addresses:

If to the Investor, to:                          With a copy to:

ABKB/LaSalle Securities Limited Partnership      Piper & Marbury L.L.P.
100 East Pratt Street                            36 South Charles Street
Baltimore, Maryland 21202                        Baltimore, Maryland 21201
Attn:    Stanley J. Kraska, Jr.                  Attn:  Elizabeth Grieb, Esq.
         Managing Director

If to the Company, to:                      With a copy to:

Apartment Investment and                    Skadden, Arps, Slate, Meagher
    Management Company                        & Flom LLP
1873 South Bellaire Street, 17th Floor      300 South Grand Ave., Suite 3400
Denver, Colorado  80222                     Los Angeles, California  90071
Attn:    Terry Considine                    Attn: Thomas C. Janson, Jr., Esq.
         Chairman of the Board of Directors

    6.7  NO FINDERS' FEES.

         Except for a financial advisory fee payable by the Company to Smith Barney Inc., each party represents that it neither is nor will be obligated for any finders' fee or commission in connection with this transaction. The Investor agrees to indemnify and to hold harmless the Company from any liability for any commission or compensation in the nature of a finder's fee (and the costs and expenses of defending against such liability or asserted-liability) for which the Investor or any of its officers, partners, employees, or representatives is responsible. The Company agrees to indemnify and hold harmless the Investor from any liability for any commission or compensation in the nature of a finder's fee (and the costs and expenses of defending against such liability or asserted liability) for which the Company or any of its officers, employees or representatives is responsible.

    6.8  EXPENSES.

         The Company shall pay costs and expenses of the Investor incident to the performance by the Company of its obligations hereunder and pay the Investor's reasonable fees and expenses, including but not limited to the fees and expenses of Piper & Marbury L.L.P., incurred in connection with the transactions contemplated by this Agreement, up to a maximum of $15,000. If any action at law or in equity is necessary to enforce or interpret the terms of this Agreement, the prevailing party shall be entitled to reasonable attorney's fees, costs and necessary disbursements in addition to any other relief to which such party may be entitled.

    6.9  AMENDMENTS AND WAIVERS.

         Any term of this Agreement may be amended, and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and the Investor. Any amendment or waiver effected in accordance with this paragraph shall be binding upon each holder of any securities purchased under this Agreement at the time outstanding, each future holder of all such securities, and the Company.

    6.10 SEVERABILITY.

         If one or more provisions of this Agreement are held to be unenforceable under applicable law, such provision shall be excluded from this Agreement and the balance of the Agreement shall be interpreted as if such provision were so excluded and shall be enforceable in accordance with its terms.

    6.11 ENTIRE AGREEMENT.

         This Agreement constitutes the entire agreement among the parties and no party shall be liable or bound to any other party in any manner by any warranties, representations or covenants except as specifically set forth herein.

                           [Signatures follow on next page]

    IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.


ABKB/LA SALLE SECURITIES               APARTMENT INVESTMENT AND
 LIMITED PARTNERSHIP                    MANAGEMENT COMPANY


By: /s/ Keith Pauley                   By:  /s/ Peter Kompaniez
    ----------------------------            -------------------------------
    Keith Pauley                            Name: Peter Kompaniez
    Managing Director                       Title: Vice Chairman

                                      EXHIBIT A

                                   Pecuniary Owners
         PECUNIARY OWNER                              AMOUNT



                           [To be supplied by the Investor]

                                      EXHIBIT B

                            Registration Rights Agreement

                          REGISTRATION RIGHTS AGREEMENT

         This Registration Rights Agreement (the "AGREEMENT") is made and entered into as of August ___, 1997, by and among Apartment Investment and Management Company, a Maryland corporation (the "COMPANY"), and ABKB/LaSalle Securities Limited Partnership, a registered investment advisor (the "INVESTOR"), acting as agent for and on behalf of certain clients (the "PECUNIARY OWNERS") listed on Exhibit A to the Purchase Agreement (as defined below).


                                   WITNESSETH:

         WHEREAS, pursuant to that certain Common Stock Purchase Agreement of even date herewith, between the Company and the Investor, as agent for and on behalf of each of the Pecuniary Owners (the "PURCHASE AGREEMENT"), the Investor has agreed to purchase up to 2,373,418 shares of Class A Common Stock (the "COMMON STOCK") of the Company as agent for and on behalf of the Pecuniary Owners; and

         WHEREAS, pursuant to the terms of the Purchase Agreement, the Company and the Investor have agreed that the Company will grant certain registration rights to the Investor with respect to the Shares;

         NOW, THEREFORE, for valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

    1.   DEFINITIONS.

         As used in this Agreement, the following capitalized terms shall have the following meanings:

         CAPITAL STOCK: As defined in the Purchase Agreement.

         CLOSING DATE: The closing date as defined in the Purchase Agreement.

         COMMON STOCK: The Class A Common Stock, $.01 par value per share, of the Company purchased by the Investor for or on behalf of the Pecuniary Owners pursuant to the Purchase Agreement.

         EXCHANGE ACT: The Securities Exchange Act of 1934, as amended from time to time.

         PERSON: An individual, partnership, corporation, limited liability company, trust or unincorporated organization, or a government or agency or political subdivision thereof.

         PROSPECTUS: The prospectus included in any Registration Statement, as amended or supplemented by any prospectus supplement with respect to the terms of the offering of any portion of the Registrable Securities covered by such Registration Statement and by all other amendments and supplements to the prospectus, including post-effective amendments and all material incorporated by reference in such prospectus.

         PURCHASE AGREEMENT: As defined in the Recitals to this Agreement.

         REGISTRABLE SECURITIES: (a) The Common Stock and (b) any securities issued or issuable with respect to the Common Stock by way of stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization or otherwise. Any Registrable Security will cease to be a Registrable Security when (i) a registration statement covering such Registrable Security has been declared effective by the SEC and the Registrable Security has been disposed of pursuant to such effective registration statement, (ii) the Registrable Security is sold under circumstances in which all of the applicable conditions of Rule l44 (or any similar provisions then in force) under the Securities Act are met or (iii) the Registrable Security has been otherwise sold or transferred.

         REGISTRATION EXPENSES: See Section 4 hereof.

         REGISTRATION STATEMENT: The Registration Statement of the Company that covers any of the Registrable Securities pursuant to the provisions of this Agreement, including the Prospectus included therein, all amendments and supplements to such Registration Statement, including post-effective amendments, all exhibits and all material incorporated by reference in such Registration Statement.

         SEC: The Securities and Exchange Commission or any successor entity.

         SECURITIES ACT: The Securities Act of 1933, as amended from time to time.

         UNDERWRITTEN REGISTRATION OR UNDERWRITTEN OFFERING: A registration in which Registrable Securities of the Company are sold to an underwriter for reoffering to the public in a manner requiring registration under the Securities Act.

    2.   DEMAND REGISTRATION.

         (a) At any time during the two year period following the Closing Date, the Investor on behalf of one or more Pecuniary Owners holding in the aggregate not less than (i) 25% of the aggregate Registrable Securities outstanding or (ii) Registrable Securities having a fair market value of at least $2 million, whichever is less, may make a written request (the

"DEMAND NOTICE") for registration under the Securities Act (a "DEMAND REGISTRATION") of such Registrable Securities. The Demand Notice will specify the number of shares of Registrable Securities proposed to be sold and will also specify the intended method of disposition thereof. Following receipt of a Demand Notice from the Investor, the Company promptly will file a registration statement on any appropriate form which will cover the Registrable Securities that the Company has been so requested to register by the Investor.

         (b) Unless the Investor shall consent in writing, no party (including the Company) other than a Pecuniary Owner shall be permitted to offer securities under any such Demand Registration. The Company shall not be required to effect more than one Demand Registration under this Section 2. A registration requested pursuant to this Section 2 will not be deemed to have been effected (and it shall not count as the one Demand Registration) unless the Registration Statement relating thereto has become effective under the Securities Act; PROVIDED, HOWEVER that if, after such Registration Statement has become effective, the offering of the Registrable Securities pursuant to such registration is interfered with by any stop order, injunction or other order or requirement of the SEC or other governmental agency or court, such registration will be deemed not to have been effected (and it shall not count as the one Demand Registration).

         (c) The offering of Registrable Securities pursuant to the Demand Registration shall be in the form of an Underwritten Offering.

         (d) The Company may delay the filing of a Registration Statement pursuant to this Section 2 for up to 120 days if (i) the Company determines in good faith that, due to business interests or pending transactions, it would not be in Company's best interests to file such Registration Statement at that time. If the Company delays the filing of a Registration Statement pursuant to this
Section 2(d), the Investor may (i) withdraw its Demand Registration (in which case such Demand Registration shall not count as the one Demand Registration) or
(ii) proceed with the Demand Registration (in which case such Demand Registration will count as the one Demand Registration).

    3. REGISTRATION PROCEDURES. In connection with the Company's registration obligations pursuant to Section 2 hereof, the Company will use its commercially reasonable efforts to effect such registration to permit the sale of such Registrable Securities in accordance with the intended method or methods of distribution thereof, and pursuant thereto the Company will use commercially reasonable efforts to as expeditiously as possible:

         (a) prepare and file with the SEC, as soon as practicable, and in any event within 60 days from the date of request, a Registration Statement relating to the applicable registration on any appropriate form under the Securities Act, which forms shall be available for the sale of the Registrable Securities in accordance with the intended method or methods of distribution thereof and shall include all financial statements of the Company, and use its commercially reasonable efforts to cause such Registration Statement to become effective;

PROVIDED that before filing a Registration Statement or Prospectus or any amendments or supplements thereto, other than documents incorporated by reference after the initial filing of the Registration Statement, the Company will furnish the Investor and the underwriters, copies of all such documents proposed to be filed, which documents will be subject to the review of the Investor and the underwriters, and the Company will not file any Registration Statement or amendment thereto or any Prospectus or any supplement thereto (other than such documents incorporated by reference) to which the Investor or the underwriters shall reasonably object;

         (b) prepare and file with the SEC such amendments and post-effective amendments to the Registration Statement as may be necessary to keep the Registration Statement effective for the applicable period, or such shorter period which will terminate when all Registrable Securities included in such Registration Statement have been sold; cause the Prospectus to be supplemented by any required Prospectus supplement, and as so supplemented to be filed pursuant to Rule 424 under the Securities Act; and comply with the provisions of all securities included in such Registration Statement during the applicable period in accordance with the intended method or methods of distribution by the sellers thereof set forth in such Registration Statement or supplement to the Prospectus; the Company shall not be deemed to have used commercially reasonable efforts to keep a Registration Statement effective during the applicable period if it voluntarily takes any action that would result in the Investor not being able to sell its Registrable Securities during that period unless such action is required under applicable law; PROVIDED that the foregoing shall not apply to actions taken by the Company in good faith and for valid business reasons, including without limitation the acquisition or divestiture of assets, so long as the Company promptly thereafter complies with the requirements of Section 3(j) hereof, if applicable;

         (c) notify the Investor and the managing underwriters, promptly, and (if requested by any such Person) confirm such advice in writing, (l) when the Prospectus or any Prospectus supplement or post-effective amendment has been filed, and, with respect to the Registration Statement or any post-effective amendment, when the same has become effective, (2) of any request by the SEC for amendments or supplements to the Registration Statement or the Prospectus or for additional information, (3) of the issuance by the SEC of any stop order suspending the effectiveness of the Registration Statement or the initiation of any proceedings for that purpose, (4) if at any time the representations and warranties of the Company contemplated by paragraph (l) below cease to be true and correct, (5) of the receipt by the Company of any notification with respect to the suspension of the qualification of the Registrable Securities for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose and (6) of the happening of any event which makes any statement made in the Registration Statement, the Prospectus or any document incorporated therein by reference untrue or which requires the making of any changes in the Registration Statement, the Prospectus or any document incorporated therein by reference in order to make the statements therein not misleading;

         (d) make every reasonable effort to obtain the withdrawal of any order suspending the effectiveness of the Registration Statement at the earliest possible moment;


         (e) if reasonably requested by the managing underwriter or underwriters or by the Investor holding in the aggregate in excess of 50% of the Registrable Securities covered by the Registration Statement, promptly incorporate in a Prospectus supplement or post-effective amendment such information as the managing underwriters and the Investor agree should be included therein relating to the sale of the Registrable Securities, including, without limitation, information with respect to the number of Registrable Securities being sold to such underwriters, the purchase price being paid therefor by such underwriters and with respect to any other terms of the Underwritten (or best efforts underwritten) Offering of the Registrable Securities to be sold in such offering; and make all required filings of such Prospectus supplement or post-effective amendment as soon as notified of the matters to be incorporated in such Prospectus supplement or post-effective amendment;

         (f) furnish to the Investor and each managing underwriter, without charge, at least one signed copy of the Registration Statement and any post-effective amendment thereto, including financial statements and schedules, all documents incorporated therein by reference and all exhibits (including those incorporated by reference);

         (g) deliver to the Investor and the underwriters, without charge, as many copies of the Prospectus (including each preliminary prospectus) and any amendment or supplement thereto as such Persons may reasonably request; the Company consents to the use of the Prospectus or any amendment or supplement thereto by the Investor and the underwriters, in connection with the offering and sale of the Registrable Securities covered by the Prospectus or any amendment or supplement thereto;

         (h) prior to any public offering of Registrable Securities, register or qualify or cooperate with the Investor, the underwriters, and their respective counsel in connection with the registration or qualification of such Registrable Securities for offer and sale under the securities or blue sky laws of such jurisdictions as the Investor or any underwriter reasonably requests in writing and do any and all other acts or things necessary or advisable to enable the disposition in such jurisdictions of the Registrable Securities covered by the Registration Statement, provided, however, that the Company will not be required to submit to general service of process or taxation in any jurisdiction in which it is not so subject;

         (i) cooperate with the Investor and the managing underwriters, to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be sold and not bearing any restrictive legends; and enable such Registrable Securities to be in such denominations and registered in such names as the managing underwriters may request at least two business days prior to any sale of Registrable Securities to the underwriters;

         (j) upon the occurrence of any event contemplated by Section 3(c)(6) above, prepare a supplement or post-effective amendment to the Registration Statement or the related Prospectus or any document incorporated therein by reference or file any other required document so that, as thereafter delivered to the purchasers of the Registrable Securities, the Prospectus will not contain an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein not misleading;

         (k) cause all Registrable Securities covered by the Registration Statement to be listed on each securities exchange on which similar securities issued by the Company are then listed;

         (l) enter into such agreements (including an underwriting agreement) and take all such other actions in connection therewith in order to expedite or facilitate the disposition of such Registrable Securities and in connection therewith, whether or not an underwriting agreement is entered into, (1) make such representations and warranties to the underwriters, in form, substance and scope as are customarily made by issuers to underwriters in primary underwritten offerings; (2) use its reasonable efforts to obtain opinions of counsel to the Company and updates thereof (which counsel and opinions (in form, scope and substance) shall be reasonably satisfactory to the Investor and the managing underwriters) covering the matters customarily covered in opinions requested in Underwritten Offerings and such other matters as may be reasonably requested by the Investor and the underwriters; (3) use its reasonable efforts to obtain "cold comfort" letters and updates thereof from the Company's independent certified public accountants addressed to the Investor and the underwriters, such letters to be in customary form and covering matters of the type customarily covered in "cold comfort" letters by underwriters in connection with primary Underwritten Offerings; (4) if an underwriting agreement is entered into, the same shall set forth in full the indemnification provisions and procedures of Section 5 hereof with respect to all parties to be indemnified pursuant to said Section; and (5) deliver such documents and certificates as may be reasonably requested by the managing underwriters, to evidence compliance with clause (1) above and with any customary conditions contained in the underwriting agreement or other agreement entered into by the Company. The above shall be done at each closing under such underwriting or similar agreement or as and to the extent required thereunder;

         (m) make available for inspection by a representative of any underwriter participating in any disposition pursuant to such registration, and any attorney or accountant retained by the underwriter, all financial and other records, pertinent corporate documents and properties of the Company and cause the Company's officers, trust managers and employees to supply all information reasonably requested by any such representative, underwriter, attorney or accountant in connection with such registration; PROVIDED that any records, information or documents that the Company designates in writing as confidential shall be kept confidential by such Persons unless disclosure of such records, information or documents is required by court or administrative order;

         (n) otherwise use its commercially reasonable efforts to make available to its security holders, as soon as reasonably practicable, an earnings statement covering a period of 12 months, beginning within three months after the effective date of the registration statement, which earnings statement shall satisfy the provisions of Section 11(a) of the Securities Act; and

         (o) cooperate with each underwriter participating in the disposition of such Registrable Securities and their respective counsel in connection with any filings required to be made with the National Association of Securities Dealers, Inc. (the "NASD").

    The Company may require the Investor and each Pecuniary Owner, as applicable, to furnish to the Company such information regarding the distribution of Registrable Securities as the Company may from time to time reasonably request in writing.

    The Investor agrees by acquisition of the Registrable Securities that, upon receipt of any notice from the Company of the happening of any event of the kind described in Section 3(j) hereof, the Investor will forthwith discontinue disposition of Registrable Securities until the Investor's receipt of the copies of the supplemented or amended Prospectus contemplated by Section 3(j) hereof, or until it is advised in writing (the "ADVICE") by the Company that the use of the Prospectus may be resumed, and has received copies of any additional or supplemental filings which are incorporated by reference in the Prospectus, and, if so directed by the Company, the Investor will deliver to the Company (at the Company's expense), all copies, other than permanent file copies then in the Investor's possession, of the Prospectus covering such Registrable Securities current at the time of receipt of such notice. In the event the Company shall give any such notice, the time periods regarding the effectiveness of Registration Statements set forth in Section 2 hereof and Section 3(b) hereof shall be extended by the number of days during the period from and including the date of the giving of such notice pursuant to Section 3(c)(6) hereof to the date when the Investor shall receive copies of the supplemented or amended prospectus contemplated by Section 3(j) hereof or the Advice.

         4. REGISTRATION EXPENSES. All expenses incident to the Company's performance of or compliance with this Agreement, including without limitation: all registration and filing fees; fees with respect to filings required to be made with the NASD; fees and expenses of compliance with securities or blue sky laws (including reasonable fees and disbursements of counsel for the underwriters in connection with blue sky qualifications of the Registrable Securities and determination of their eligibility for investment under the laws of such jurisdictions as the managing underwriters and the Investor may designate); printing expenses, messenger, telephone and delivery expenses; fees and disbursements of counsel for the Company and fees and expenses for independent certified public accountants retained by the Company (including the expenses of any comfort letters or costs associated with the delivery by independent certified public accountants of a comfort letter or comfort letters requested pursuant to Section 4(l) hereof); securities acts liability insurance, if the Company so desires; all internal expenses of the Company (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties); the expense of any annual audit; the fees and expenses incurred in connection with the listing of the securities to be registered on each securities exchange on which similar securities issued by the Company are then listed; and the fees and expenses of any Person, including special experts, retained by the Company (all such expenses being herein called "REGISTRATION EXPENSES") will be borne by the Company regardless of whether the Registration Statement becomes effective. The Company shall also reimburse the Investor for the fees and expenses of counsel in accordance with Section 6.8 of the Purchase Agreement. The Company shall not have any obligation to pay any underwriting fees, discounts or commissions attributable to the sale of Registrable Securities, or any legal fees and expenses of counsel to the Investor, except as expressly provided herein.

    5.   INDEMNIFICATION: CONTRIBUTION.

         (a) INDEMNIFICATION BY COMPANY. The Company agrees to indemnify and hold harmless the Investor and each Pecuniary Owner and their respective partners, officers, directors, employees and agents, and each Person who controls any such Persons (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) against all losses, claims, damages, liabilities and expenses arising out of or based upon any untrue or alleged untrue statement of a material fact contained in any Registration Statement, Prospectus or preliminary prospectus or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as the same are caused by or contained in any information furnished in writing to the Company by the Investor or such Pecuniary Owner, as the case may be, expressly for use therein. The Company will also indemnify underwriters, selling brokers, dealer managers and similar securities industry professionals participating in the distribution, their officers and trust managers and each Person who controls such Persons (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) to the same extent as provided above with respect to the indemnification of the Investor and each Pecuniary Owner, if requested.

         (b) INDEMNIFICATION BY HOLDER OF REGISTRABLE SECURITIES. The Investor and each Pecuniary Owner, severally and not jointly, agrees to indemnify and hold harmless the Company and its trust managers, officers, employees and agents, and each Person who controls the Company (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) against any losses, claims, damages, liabilities and expenses resulting from any untrue statement of a material fact or any omission of a material fact required to be stated in the Registration Statement or Prospectus or preliminary prospectus or necessary to make the statements therein not misleading, to the extent, but only to the extent, that such untrue statement or omission is contained in any information or affidavit so furnished in writing by the Investor, as agent for and on behalf of each Pecuniary Owner, to the Company specifically for inclusion in such Registration Statement or Prospectus. In no event shall the liability of the Investor or any Pecuniary Owner hereunder be greater in amount than the dollar amount of the proceeds received by such Person upon the sale of the Registrable Securities giving rise to such indemnification obligation. The Company shall be entitled to receive indemnities from underwriters, selling brokers, dealer managers and similar securities industry professionals participating in the distribution, to the same extent as provided above with respect to information so furnished in writing by such Persons specifically for inclusion in any Prospectus or Registration Statement.

         (c) CONDUCT OF INDEMNIFICATION PROCEEDINGS. Any Person entitled to indemnification hereunder will (i) give prompt notice to the indemnifying party of any claim with respect to which it seeks indemnification and (ii) permit such indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to the indemnified party; PROVIDED, HOWEVER that any Person entitled to indemnification hereunder shall have the right to employ separate counsel and to participate in the defense of such claim, but the fees and expenses of such counsel shall be at the expense of such Person unless (a) the indemnifying party has agreed to pay such fees or expenses, (b) the indemnifying party shall have failed to assume the defense of such claim and employ counsel reasonably satisfactory to such Person or (c) based upon written advice of counsel to such Person, there shall be one or more defenses available to such Person that are not available to the indemnifying party or there shall exist conflicts of interest pursuant to applicable rules of professional conduct between such Person and the indemnifying party (in which case, if the Person notifies the indemnifying party in writing that such Person elects to employ separate counsel at the expense of the indemnifying party, the indemnifying party shall not have the right to assume the defense of such claim on behalf of such Person), in each of which events the reasonable fees and expenses of such counsel shall be at the expense of the indemnifying party, provided that in no event shall the Company be responsible for the fees and expenses of more than one counsel for all of the indemnified persons. The indemnifying party will not be subject to any liability for any settlement made without its consent (but such consent will not be unreasonably withheld), but if settled with its written consent, or if there be a final judgment for the plaintiff in any such action or proceeding, the indemnifying party shall indemnify and hold harmless the indemnified parties from and against any loss or liability (to the extent stated above) by reason of such settlement or judgment. No indemnified party will be required to consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect to such claim or litigation.

         (d) CONTRIBUTION. If for any reason the indemnification provided for in the preceding clauses (a) and (b) is unavailable to an indemnified party or insufficient to hold it harmless as contemplated by the preceding clauses (a) and (b), then the indemnifying party shall contribute to the amount paid or payable by the indemnified party as a result of such loss, claim, damage or liability in such proportion as is appropriate to reflect not only the relative benefits received by the indemnified party and the indemnifying party, but also the relative fault of the indemnified party and the indemnifying party, as well as any other relevant equitable considerations, PROVIDED, that neither the Investor nor any Pecuniary Owner shall be required to contribute an amount greater than the dollar amount of the proceeds received by such Person with respect to the sale of the Registrable Securities giving rise to such indemnification obligation. The relative fault of the Company on the one hand and of the Investor and each Pecuniary Owner, on the other shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by such party, and the parties' relative intent, knowledge, access to information, and opportunity to correct or prevent such statement or omission. No Person guilty of fraudulent misrepresentation (within the meaning of Section 10(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentations.

    6.   PARTICIPATION IN UNDERWRITTEN REGISTRATIONS.

         (a) The investment banker or investment bankers and manager or managers that will administer the Underwritten Offering will be selected by the Investor; PROVIDED that such investment bankers and managers must be reasonably satisfactory to the Company.

         (b) No Person may participate in any Underwritten Registration hereunder unless such Person (i) agrees to sell such Person's securities on the basis provided in any underwriting arrangements approved by the Persons entitled hereunder to approve such arrangements and (ii) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents required under the terms of such underwriting arrangements. Nothing in this Section 6 shall be construed to create any additional rights regarding the registration of Registrable Securities in any Person otherwise than as set forth herein.

    7.   MISCELLANEOUS.

         (a) REMEDIES. Each party hereto, in addition to being entitled to exercise all rights provided herein or granted by law, including recovery of damages, will be entitled to specific performance of its rights under this Agreement to the extent available under applicable law. Each party hereto agrees that monetary damages would not be adequate compensation for any loss incurred by reason of a breach by it of the provisions of this Agreement and hereby agrees to waive the defense in any action for specific performance that a remedy at law would be adequate.

         (b) THIRD PARTY REGISTRATION RIGHTS. The Company will not on or after the date of this Agreement, without the written consent of the Investor, enter into any agreement granting any Person holding securities of the Company the right to participate in a Registration Statement filed because of a demand for registration by the Investor pursuant to this Agreement, unless such rights provide that the securities to be registered for the Investor would not be subject to any exclusion from a Registration Statement because of the inclusion of such Person's securities in such Registration Statement.

         (c) INVESTOR AS AGENT. (i) The Company acknowledges and agrees that each of the Pecuniary Owners has initially appointed the Investor to act as its agent and on its behalf in connection with the matters contemplated by this Agreement. Until such time as the

Company shall have received a written notice from any Pecuniary Owner or the Investor that the Investor is no longer acting as such Pecuniary Owner's agent hereunder, the Company shall be entitled to rely on any instructions and notices received from the Investor on behalf of Pecuniary Owner as if received from such Pecuniary Owner directly. The parties hereto further acknowledge and agree that Investor shall act solely as agent for and on behalf of the Pecuniary Owners in connection with the matters set forth in this Agreement, and that the Investor shall not, under any circumstances, have any liability to the Company in its individual capacity arising out of or in connection with this Agreement or the transactions contemplated hereby.

         (ii) In the event that any Pecuniary Owner shall at anytime subsequent to the date hereof appoint a successor agent to the Investor in connection with the matters set forth in this Agreement, such successor shall be entitled to, and to exercise on behalf of such Pecuniary Owner, all of the rights and remedies provided for herein with respect to the Investor or such Pecuniary Owner, as the case may be, and the rights and remedies of such Pecuniary Owner hereunder shall not in any way be modified, limited, delayed or impaired as a consequence of such appointment. The Company shall grant such successor agent such registration rights as are necessary to preserve the rights of such Pecuniary Owner under this Agreement, provided that such rights shall not conflict with the rights of the Investor hereunder.

        (iii) The provisions of Sections 4, 5 and of this Section 7(c) shall remain in full force and effect with respect to the Investor notwithstanding any termination of the Investor's appointment as agent for and on behalf of any or all of the Pecuniary Owners hereunder.

         (iv) Reference herein to the Investor "holding" Registrable Securities shall mean holding such securities as agent for and on behalf of the Pecuniary Owners.

         (d) AMENDMENTS AND WAIVERS. The provisions of this Agreement, including the provisions of this sentence, may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given without the written consent of the Company and the Investor; PROVIDED, that the provisions of Sections 4, 5, and 7(c) may not, under any circumstances and notwithstanding any termination of the Investor's appointment as agent for and on behalf of any or all of the Pecuniary Owners hereunder, be amended, modified, supplemented or waived without the written consent of the Investor.

         (e) NOTICES. The notice provisions contained in Section 6.6 of the Purchase Agreements shall be incorporated herein and shall be governing under this Agreement.

         (f) SUCCESSORS AND ASSIGNS. This Agreement shall inure to the benefit of and be binding upon the successors and assigns of each of the parties, other than any subsequent holders of Registrable Securities, provided further, that the Company cannot assign its rights hereunder except pursuant to a merger. Notwithstanding the foregoing, the Investor shall have the right to allocate a portion of the Common Stock to its affiliate, LaSalle Advisors Limited Partnership, a registered investment adviser ("LaSalle"), on behalf of certain clients of LaSalle listed on Exhibit A to the Purchase Agreement (the "LaSalle Clients").
Following such allocation, references herein to "Investor" and "Pecuniary Owner" shall be deeded to include LaSalle and the LaSalle Clients, respectively.

         (g) COUNTERPARTS. This Agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

         (h) HEADINGS. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

         (i) GOVERNING LAW. THIS AGREEMENT, AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HERETO, SHALL BE GOVERNED BY AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE INTERNAL SUBSTANTIVE LAWS OF THE STATE OF MARYLAND, WITHOUT REGARD TO ITS PRINCIPLES OF CONFLICTS OF LAWS.

         (j) SEVERABILITY. If any provision of this Agreement is held to be illegal, invalid or unenforceable under any current or future law, and if the rights or obligations of the parties under this Agreement would not be materially and adversely affected thereby, such provision shall be fully separable, and this Agreement shall be construed and enforced as if such illegal, invalid or unenforceable provision had never comprised a part thereof, and the remaining provisions of this Agreement shall remain in full force and effect and shall not be affected by the illegal, invalid or unenforceable provision or by its severance therefrom. In lieu of such illegal, invalid or unenforceable provision, there shall be added simultaneously as a part of this Agreement, a legal, valid and enforceable provision as similar in terms to such illegal, invalid or unenforceable provision as may be possible, and the parties hereto request the court or any arbitrator to whom disputes relating to this Agreement are submitted to reform the otherwise illegal, invalid or unenforceable provision in accordance with this Section 7(j).

         (k) ARBITRATION. In the event of a dispute hereunder which cannot be resolved by the parties, such dispute shall be settled by arbitration in accordance with the Commercial Arbitration Rules of the American Arbitration Association and judgment on the award rendered by the arbitration panel may be entered in any court or tribunal of competent jurisdiction.

         (l) ENTIRE AGREEMENT. This Agreement is intended by the parties as a final expression of their agreement and intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein. This Agreement supersedes all prior agreements and understandings between the parties with respect to such subject matter.

    In any proceeding brought to enforce any provision of this Agreement the successful party shall be entitled to recover reasonable attorneys' fees in addition to its costs and expenses and any other available remedy.

    IN WITNESS WHEREOF, the parties hereto have executed this Registration Rights Agreement as of the date first written above.


                                  "COMPANY"

                                  APARTMENT INVESTMENT AND
                                  MANAGEMENT COMPANY


                                  By:
                                       -----------------------------------
                                  Name:
                                  Title:


                                  "INVESTOR"

                                  ABKB/LA SALLE  SECURITIES LIMITED,
                                    as agent for and on behalf of
                                    the Pecuniary Owners



                                  By:
                                       -----------------------------------
                                  Name:
                                  Title:

                                     SCHEDULE 2.2

                                     Subsidiaries

AIMCO/NHP Holdings, Inc.
AIMCO Properties, L.P.
NHP Incorporated
Property Asset Management Services, Inc.
Property Asset Management Services, L.P.
AIMCO/NHP Partners, L.P.
AIMCO-L.P., Inc.

                                     SCHEDULE 4.4

                                      OPINION OF

                       SKADDEN, ARPS, SLATE, MEAGHER & FLOM LLP

                                          OR

                                  MARYLAND COUNSEL

         1. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Maryland. The Company has the corporate power pursuant to its Charter and By-laws to own its current properties and conduct its business substantially as now conducted as described in the Registration Statement.

         2. The Company has the corporate power pursuant to its Charter and By-laws to execute, deliver and perform the Agreement. The execution, delivery and performance of the Agreement have been duly authorized by the Company.

         3. The Company has duly executed and delivered the Agreement as of the date thereon. The Agreement is enforceable against the Company in accordance with its terms.

         4. The authorized stock of the Company is as set forth in the Agreement. All of the outstanding shares of Capital Stock have been duly authorized and are validly issued, fully paid and nonassessable.

         5. The Shares have been duly authorized for issuance and sale and, when sold and delivered against payment therefor in the manner described in the Agreement, will be validly issued, fully paid and nonassessable, and not subject to any preemptive or other similar rights arising by operation of law, under the Charter or By-laws, under any resolution adopted by the board of directors of the Company or any committee thereof or, to such counsel's knowledge, otherwise.

         6. The execution, delivery, performance and compliance with the terms of the Agreement on the part of the Company do not and will not violate the Charter or the Bylaws of the Company or any applicable law, rule or regulation.

         7. The stock certificate for the Shares is in due and proper form and complies with Maryland law.

         8. To such counsel's knowledge, based solely on discussions with, and representations from, officers and other representatives of the Company, and on correspondence from certain of the Company's legal counsel to its independent accountants, there are no legal or governmental proceedings pending or threatened against the Company or any of its subsidiaries, or to which the Company or any of its subsidiaries or any of their respective properties is subject, that are required to be described in the Registration Statement, the Prospectus or the Prospectus Supplement by the Act or the Exchange Act that are not so described as required, and there are no agreements, contracts, indentures, leases or other instruments that are required to be described in the Registration Statement, the Prospectus or the Prospectus Supplement or to be filed as an exhibit to the Registration Statement or any Incorporated Documents that are not so described or filed.

         9. The execution and delivery by the Company of the Purchase Agreement, and the performance by the Company of its obligations thereunder, will not (a) conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, the certificate of incorporation of AIMCO-GP, Inc. or AIMCO-LP, Inc., or the certificate of limited partnership or limited partnership agreement of AIMCO Properties, L.P., a Delaware limited partnership (the "Operating Partnership"), or (b) conflict with or constitute a breach of, or default under, any of the Applicable Contracts (The term "Applicable Contracts" shall include all agreements that are material to the Company or any Subsidiary).

         10. All Governmental Approvals (as hereinafter defined) legally required for the issuance and sale of the Shares as contemplated by the Purchase Agreement have been obtained and are effective. "Governmental Approval" means any consent, approval, license, authorization or validation of, or filing, recording or registration with, any United States, Delaware or Maryland executive, legislative, judicial, administrative or regulatory body, pursuant to the laws, rules and regulations of the United States of America, the State of Maryland and the Delaware Statutes that, in such counsel's experience, are normally applicable to transactions of the type contemplated by the Purchase Agreement, provided, however, that such counsel need express no opinion as to the "blue sky" or state securities or real estate syndication laws of any jurisdiction.

         11. The Registration Statement, as of its effective date, and the Prospectus and the Prospectus Supplement, as of their respective dates, appeared on their face to be appropriately responsive in all material respects to the requirements of the Act, except that, in each case, such counsel need express no opinion as to the financial statements, schedules or other financial and statistical data included or incorporated by reference therein or excluded therefrom or the exhibits to the Registration Statement, and such counsel need not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statement, the Prospectus and the Prospectus Supplement.

         12. The Prospectus Supplement has been filed with the Commission pursuant to Rule 424(b) under the Act.

         13. The Registration Statement has become effective under the Act, and such counsel has been advised by the Commission that no stop order suspending the effectiveness of the Registration Statement has been issued and, to the best of such counsel's knowledge, no proceedings for that purpose have been instituted or are pending or threatened by the Commission.

         No facts have come to such counsel's attention that have led it to believe that the Registration Statement (including the Incorporated Documents), at the time it became effective and as of the date of the Purchase Agreement, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading or that the Prospectus Supplement (including the Incorporated Documents), as of its date and as of the date hereof, contained or contain an untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in light of the circumstances in which they were made, not misleading (except that such counsel need express no opinion as to financial statements, schedules and other financial information included or incorporated by reference therein or excluded therefrom or the exhibits to the Registration Statement).